Credit Suisse First Boston
Asset-Backed Securities
ABSC 2005-HE7
All records
2,455 records
Balance: 284,271,155
Home Equity Mortgage Loan Portfolio

Selection Criteria: All records
Table of Contents

1.

FICO & Documentation

2.

Original LTV

3.

Principal Balance

4.

APR & FICO

5.

APR & LTV

1. FICO & Documentation

FICO & Documentation	Loan Count	Full Documentation	Limited Documentation	Stated Income	% Purchase	% CO Refi	WAC	Avg Prin Bal	Wtd Avg LTV	IO Loans	Silent 2nds
451 - 500	1	0.00%	0.02%	0.00%	0.00	0.02	9.250	51,918.48	80.00	0.00	0.00
501 - 550	310	1.84	2.96	9.99	1.85	11.90	8.530	135,648.27	70.33	0.00	0.58
551 - 600	550	7.72	4.47	13.69	7.26	16.19	7.693	133,784.22	78.65	2.18	3.18
601 - 650	876	18.44	3.07	12.37	15.53	14.64	7.753	109,962.19	89.31	7.77	10.00
651 - 700	563	8.32	0.49	11.51	12.42	6.19	7.786	102,607.06	89.52	6.48	7.24
701 - 750	127	1.21	0.03	2.87	3.23	0.81	7.559	91,871.48	87.40	1.40	1.90
751 - 800	28	0.26	0.00	0.73	0.88	0.06	7.150	100,879.51	88.45	0.52	0.56
Total:	2,455	37.79%	11.04%	51.16%	41.16	49.80	7.846	115,792.73	83.70	18.35	23.46

2. Original LTV

Original LTV	Number of Loans	FICO Not Available	FICO <= 450	FICO 450 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Avg Prin Bal	WAC	Gross Margin	Full Documentation	Limited Documentation	Stated Income	IO Loans	Silent Second
10.01 - 20.00	8	0.00	0.00	0.00	0.18	0.03	0.00	0.00	0.00	0.00	0.00	538	76273.93	9.105	7.806	0.01%	0.08%	0.13%	0.00	0.00
20.01 - 30.00	9	0.00	0.00	0.00	0.08	0.04	0.01	0.00	0.00	0.00	0.00	548	40536.08	10.306	8.634	0.01	0.02	0.10	0.00	0.00
30.01 - 40.00	16	0.00	0.00	0.00	0.22	0.16	0.00	0.01	0.00	0.00	0.00	550	69934.68	8.521	7.029	0.00	0.10	0.29	0.00	0.00
40.01 - 50.00	38	0.00	0.00	0.00	0.72	1.14	0.04	0.00	0.04	0.00	0.00	561	145553.16	7.597	6.053	0.04	0.18	1.72	0.21	0.00
50.01 - 60.00	54	0.00	0.00	0.00	1.44	1.10	0.07	0.00	0.00	0.00	0.00	551	137591.36	7.928	6.419	0.24	0.43	1.94	0.00	0.00
60.01 - 70.00	121	0.00	0.00	0.00	3.19	2.63	0.04	0.04	0.00	0.00	0.00	545	138584.40	8.396	6.890	0.04	0.67	5.19	0.00	0.00
70.01 - 80.00	555	0.00	0.00	0.02	6.40	8.70	8.30	6.51	1.82	0.56	0.00	610	165468.09	7.270	5.682	7.22	2.22	22.86	11.40	17.17
80.01 - 90.00	482	0.00	0.00	0.00	2.22	8.49	12.05	5.27	0.92	0.00	0.00	614	170684.73	7.385	5.912	9.12	6.05	13.77	6.62	6.15
90.01 - 100.00	1172	0.00	0.00	0.00	0.33	3.60	13.37	8.50	1.32	0.43	0.00	641	66845.30	8.865	6.269	21.11	1.29	5.16	0.11	0.14
Total:	2455	0.00	0.00	0.02	14.79	25.88	33.89	20.32	4.10	0.99	0.00	613	115792.73	7.846	5.978	37.79%	11.04%	51.16%	18.35	23.46

3. Principal Balance

Principal Balance	FICO Not Available	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Wtd Avg LTV	WAC	Gross Margin	Full Documentation	Limited Documentation	Stated Income	IO Loans	Silent Second
0.01 - 50,000.00	0.00	0.00	0.00	0.42	0.88	3.04	2.50	0.50	0.10	0.00	640	94.47	10.485	8.228	4.74%	0.27%	2.43%	0.00	0.03
50,000.01 - 100,000.00	0.00	0.00	0.02	3.00	3.69	4.40	3.27	0.87	0.09	0.00	611	85.25	8.951	6.722	6.25	1.60	7.50	0.49	2.12
100,000.01 - 150,000.00	0.00	0.00	0.00	2.63	5.02	6.81	2.95	0.69	0.12	0.00	610	83.19	7.737	6.145	9.10	1.51	7.61	2.78	6.70
150,000.01 - 200,000.00	0.00	0.00	0.00	1.98	3.89	4.56	2.61	0.47	0.05	0.00	609	82.22	7.643	6.102	5.35	2.01	6.19	2.39	3.39
200,000.01 - 250,000.00	0.00	0.00	0.00	2.49	3.57	4.18	2.45	0.23	0.00	0.00	603	80.92	7.421	6.019	3.87	1.26	7.79	3.31	3.27
250,000.01 - 300,000.00	0.00	0.00	0.00	1.84	2.70	2.54	1.64	0.30	0.20	0.00	605	83.26	7.144	5.722	2.83	1.55	4.84	1.47	1.54
300,000.01 - 350,000.00	0.00	0.00	0.00	1.04	2.50	2.18	1.48	0.33	0.00	0.00	610	80.34	7.217	5.755	1.27	0.56	5.71	1.22	1.34
350,000.01 - 400,000.00	0.00	0.00	0.00	0.78	2.13	1.62	1.83	0.40	0.27	0.00	622	81.82	6.996	5.529	1.58	1.06	4.39	2.92	2.53
400,000.01 - 450,000.00	0.00	0.00	0.00	0.45	1.02	2.38	0.91	0.15	0.15	0.00	620	84.59	6.948	5.578	1.80	0.74	2.52	1.78	1.19
450,000.01 - 500,000.00	0.00	0.00	0.00	0.16	0.49	1.80	0.68	0.17	0.00	0.00	627	83.28	6.634	5.212	0.99	0.49	1.82	1.99	1.15
500,000.01 - 550,000.00	0.00	0.00	0.00	0.00	0.00	0.18	0.00	0.00	0.00	0.00	647	85.49	6.375	4.725	0.00	0.00	0.18	0.00	0.00
550,000.01 - 600,000.00	0.00	0.00	0.00	0.00	0.00	0.20	0.00	0.00	0.00	0.00	648	85.00	5.750	3.850	0.00	0.00	0.20	0.00	0.20
Total:	0.00	0.00	0.02	14.79	25.88	33.89	20.32	4.10	0.99	0.00	613	83.70	7.846	5.978	37.79%	11.04%	51.16%	18.35	23.46

4. APR & FICO

APR & FICO	FICO Not Available	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	LTV	WAC	Gross Margin	Avg Principal	Full Documentation	Limited Documentation	Stated Income	IO Loans	Silent Second
4.001 - 4.500	0.00	0.00	0.00	0.00	0.10	0.00	0.04	0.00	0.00	0.00	606	79.84	4.352	2.250	202610.04	0.14%	0.00%	0.00%	0.00	0.00
4.501 - 5.000	0.00	0.00	0.00	0.00	0.00	0.08	0.00	0.00	0.00	0.00	620	70.93	4.953	2.250	108812.55	0.08	0.00	0.00	0.00	0.00
5.001 - 5.500	0.00	0.00	0.00	0.00	0.00	0.18	0.18	0.00	0.04	0.00	659	81.30	5.479	3.774	164357.05	0.07	0.00	0.33	0.30	0.22
5.501 - 6.000	0.00	0.00	0.00	0.08	1.07	2.20	1.70	0.89	0.29	0.00	651	81.11	5.869	4.242	242506.63	2.07	0.16	4.00	3.77	4.01
6.001 - 6.500	0.00	0.00	0.00	0.39	2.66	4.51	3.49	0.58	0.10	0.00	632	82.04	6.332	4.923	215131.03	4.28	0.85	6.60	4.44	5.45
6.501 - 7.000	0.00	0.00	0.00	1.14	5.20	7.87	4.87	0.84	0.13	0.00	622	82.53	6.796	5.402	200058.73	7.25	2.47	10.34	6.25	7.48
7.001 - 7.500	0.00	0.00	0.00	1.55	4.14	4.29	1.97	0.22	0.11	0.00	607	83.64	7.300	5.853	171928.58	4.70	1.65	5.94	2.14	3.20
7.501 - 8.000	0.00	0.00	0.00	2.21	4.33	4.82	1.68	0.28	0.10	0.00	602	83.51	7.815	6.337	156877.15	5.26	1.59	6.56	0.98	1.95
8.001 - 8.500	0.00	0.00	0.00	2.30	2.95	1.40	0.48	0.13	0.00	0.00	580	79.80	8.318	6.872	133104.66	2.62	1.04	3.59	0.26	0.68
8.501 - 9.000	0.00	0.00	0.00	3.34	2.59	1.70	0.81	0.29	0.03	0.00	581	81.34	8.804	7.420	117667.11	2.84	1.44	4.49	0.16	0.30
9.001 - 9.500	0.00	0.00	0.02	1.11	0.82	1.80	0.76	0.12	0.08	0.00	603	86.63	9.340	8.125	80821.27	2.00	0.67	2.03	0.06	0.08
9.501 - 10.000	0.00	0.00	0.00	1.53	0.77	1.69	1.60	0.37	0.06	0.00	615	87.78	9.857	8.523	52506.87	2.25	0.50	3.28	0.00	0.10
10.001 - 10.500	0.00	0.00	0.00	0.41	0.33	1.09	0.86	0.16	0.02	0.00	626	91.05	10.326	8.822	40562.85	1.11	0.24	1.50	0.00	0.00
10.501 - 11.000	0.00	0.00	0.00	0.35	0.54	0.90	0.72	0.09	0.01	0.00	619	91.01	10.836	9.854	40075.68	1.03	0.12	1.47	0.00	0.00
11.001 - 11.500	0.00	0.00	0.00	0.26	0.14	0.57	0.53	0.06	0.01	0.00	624	93.27	11.308	10.139	46964.95	0.54	0.10	0.92	0.00	0.00
11.501 >=	0.00	0.00	0.00	0.13	0.24	0.78	0.63	0.08	0.02	0.00	636	94.25	12.407	0.000	36660.36	1.55	0.21	0.13	0.00	0.00
Total:	0.00	0.00	0.02	14.79	25.88	33.89	20.32	4.10	0.99	0.00	613	83.70	7.846	5.978	115792.73	37.79%	11.04%	51.16%	18.35	23.46

5. APR & LTV

APR & LTV	LTV <=40	LTV 40.01 - 50	LTV 50.01 - 60	LTV 60.01 - 70	LTV 70.01 - 80	LTV 80.01 - 90	LTV 90.01 - 100	LTV 100+	WA LTV	WA FICO	Gross Margin	Avg Prin Bal	Full Documentation	Limited Documentation	Stated Income	IO Loans	Silent 2nds
4.001 - 4.500	0.00	0.00	0.00	0.00	0.14	0.00	0.00	0.00	79.84	606	2.250	202,610.04	0.14%	0.00%	0.00%	0.00	0.00
4.501 - 5.000	0.00	0.02	0.00	0.00	0.00	0.05	0.00	0.00	70.93	620	2.250	108,812.55	0.08	0.00	0.00	0.00	0.00
5.001 - 5.500	0.00	0.00	0.03	0.00	0.22	0.12	0.04	0.00	81.30	659	3.774	164,357.05	0.07	0.00	0.33	0.30	0.22
5.501 - 6.000	0.00	0.13	0.06	0.11	3.76	1.74	0.44	0.00	81.11	651	4.242	242,506.63	2.07	0.16	4.00	3.77	4.01
6.001 - 6.500	0.00	0.29	0.25	0.48	5.51	3.66	1.54	0.00	82.04	632	4.923	215,131.03	4.28	0.85	6.60	4.44	5.45
6.501 - 7.000	0.12	0.31	0.50	0.90	7.46	7.52	3.24	0.00	82.53	622	5.402	200,058.73	7.25	2.47	10.34	6.25	7.48
7.001 - 7.500	0.03	0.18	0.25	0.42	4.25	4.57	2.57	0.00	83.64	607	5.853	171,928.58	4.70	1.65	5.94	2.14	3.20
7.501 - 8.000	0.05	0.26	0.34	0.75	3.70	4.81	3.50	0.00	83.51	602	6.337	156,877.15	5.26	1.59	6.56	0.98	1.95
8.001 - 8.500	0.03	0.28	0.57	0.71	2.03	2.08	1.56	0.00	79.80	580	6.872	133,104.66	2.62	1.04	3.59	0.26	0.68
8.501 - 9.000	0.10	0.29	0.28	0.77	2.55	2.76	2.03	0.00	81.34	581	7.420	117,667.11	2.84	1.44	4.49	0.16	0.30
9.001 - 9.500	0.11	0.07	0.05	0.36	0.91	0.96	2.23	0.00	86.63	603	8.125	80,821.27	2.00	0.67	2.03	0.06	0.08
9.501 - 10.000	0.14	0.07	0.14	0.56	1.14	0.44	3.53	0.00	87.78	615	8.523	52,506.87	2.25	0.50	3.28	0.00	0.10
10.001 - 10.500	0.09	0.03	0.05	0.21	0.24	0.14	2.10	0.00	91.05	626	8.822	40,562.85	1.11	0.24	1.50	0.00	0.00
10.501 - 11.000	0.04	0.01	0.04	0.40	0.15	0.02	1.95	0.00	91.01	619	9.854	40,075.68	1.03	0.12	1.47	0.00	0.00
11.001 - 11.500	0.00	0.00	0.00	0.15	0.17	0.05	1.19	0.00	93.27	624	10.139	46,964.95	0.54	0.10	0.92	0.00	0.00
11.501 >=	0.02	0.00	0.06	0.07	0.07	0.02	1.65	0.00	94.25	636	0.000	36,660.36	1.55	0.21	0.13	0.00	0.00
Total:	0.74	1.95	2.61	5.90	32.31	28.94	27.56	0.00	83.70	613	5.978	115,792.73	37.79%	11.04%	51.16%	18.35	23.46

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Jul 14, 2005 10:35

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